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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)      MARCH 15, 2002
                                                       -------------------------

                                MERCK & CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

         1-3305                                      22-1109110
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

         ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ 08889-0100
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             (Address of Principal Executive Offices)        (Zip Code)

             Registrant's telephone number, including area code  (908) 423-1000
                                                                 --------------




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

     (c)  EXHIBITS
          --------

     Exhibit 99     Press release issued March 15, 2002          Filed with
                                                                 this document




ITEM 9. REGULATION FD DISCLOSURE
        ------------------------

Incorporated by reference, and attached as Exhibit 99, is a press release issued by the Registrant on March 15, 2002. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.





                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    MERCK & CO., Inc.




Date:  March 15, 2002                               By: /S/ DEBRA A. BOLLWAGE
                                                        ------------------------
                                                        DEBRA A. BOLLWAGE
                                                        Assistant Secretary




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                                  EXHIBIT INDEX
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Exhibit
NUMBER                    DESCRIPTION
-------                   -----------


 99                       Press release issued March 15, 2002